UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2001

QUINTILES TRANSNATIONAL CORP.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-23520 (Commission File No.)	56-1714315 (I.R.S. Employer Identification Number)

4709 Creekstone Drive, Riverbirch Building, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)

(919) 998-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On October 17, 2001, Quintiles Transnational Corp. issued a press release regarding its financial results for the period ended September 30, 2001. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

99.01	Press Release, dated October 17, 2001, of Quintiles Transnational Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

Dated: October 19, 2001	By:	/s/ James L. Bierman James L. Bierman Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.01	Press Release, dated October 17, 2001, of Quintiles Transnational Corp.